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                                                                       EXHIBIT B
                                                                       ---------


    The name, citizenship, business address and present principal occupation of each executive officer and director of DIHC is as follows:

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                                                 Present Principal
Name and Citizenship         Office              Occupation and Address
--------------------         ------              ----------------------
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Craig W. Johnston            Assistant           Vice President Finance-
(U.S.)                       Secretary           Financial Officer
                                                 DIHC Management Corporation
                                                 200 Galleria Parkway,
                                                 Suite 2000
                                                 Atlanta, Georgia 30339
                                                 U.S.A.
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Robert T. Sorrentino         Vice President      Executive Vice President and
(U.S.)                       and Treasurer       Chief Financial Officer
                                                 DIHC Management Corporation
                                                 200 Galleria Parkway,
                                                 Suite 2000
                                                 Atlanta, Georgia 30339
                                                 U.S.A.

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Pieter S. van den Berg       Director            Staff Director Controlling
(The Netherlands)                                Pensioenfonds PGGM
                                                 Kroostweg-Noord 149
                                                 P.O. Box 117
                                                 3700 AC Zeist
                                                 The Netherlands

Dick van den Bos (Mr.)       Director            Director of Property
(The Netherlands)                                Investments
                                                 Pensioenfonds PGGM
                                                 Kroostweg-Noord 149
                                                 P.O. Box 4001
                                                 3700 KA Zeist
                                                 The Netherlands
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Jan van der Vlist (Mr.)      Director            Deputy Head of Real Estate
(The Netherlands)                                Pensioenfonds PGGM
                                                 Kroostweg-Noord 149
                                                 P.O. Box 117
                                                 3700 AC Zeist
                                                 The Netherlands
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Dick J. de Beus (Mr.)        Director            Chairman, Board of
(The Netherlands)                                Managing Directors
                                                 Pensioenfonds PGGM
                                                 Kroostweg-Noord 149
                                                 P.O. Box 117
                                                 3700 AC Zeist
                                                 The Netherlands
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--------------------------------------------------------------------------------
Gerard Wieringa (Mr.)        Director            Managing Director Investments
(The Netherlands)                                Pensioenfonds PGGM
                                                 Kroostweg-Noord 149
                                                 P.O. Box 117
                                                 3700 AC Zeist
                                                 The Netherlands
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